497(e)
                                                                       333-05593
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AXA Equitable Life Insurance Company
SUPPLEMENT DATED MARCH 22, 2010 TO THE CURRENT PROSPECTUSES FOR:

RETIREMENT CORNERSTONE(SM) SERIES B
RETIREMENT CORNERSTONE(SM) SERIES L
RETIREMENT CORNERSTONE SERIES CP(SM)
RETIREMENT CORNERSTONE(SM) SERIES C

ACCUMULATOR(R)
ACCUMULATOR(R) PLUS(SM)
ACCUMULATOR(R) ELITE(SM)
ACCUMULATOR(R) SELECT(SM)
--------------------------------------------------------------------------------

For delivery to Morgan Stanley Smith Barney and Citi Personal Wealth Management customers
This supplement modifies certain information in the above-referenced Prospectuses, Supplements to Prospectuses and Statements of Additional Information ("SAIs"), (together, the "Prospectuses"). Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses. You should keep this supplement with your Prospectuses.

Please note the following information:


WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

Your contract date will generally be the business day Morgan Stanley Smith Barney ("MSSB") or Citi Personal Wealth Management ("CPWM")+ receives your initial contribution and all information needed to process your request, along with any required documents, and transmits your request to us in accordance with our processing procedures. We may reject your request and return your contribution or issue your contract on a later date if any of the limitations described below apply.


SUBSEQUENT CONTRIBUTIONS

Any additional contributions you may make will generally be applied to your contract on the business day MSSB or CPWM receives the additional contribution from you and transmits your order to us in accordance with our processing procedures. We may reject your order and return your additional contribution or credit your additional contribution to your contract at a later date if any of the limitations described below apply.


LIMITATIONS

For both initial and subsequent contributions, you must provide all information and documents we require. The amount of the initial or additional contribution you are making must be permitted under your contract. Your request and contribution must be made in accordance with all the other terms and conditions described in our Prospectus.

We consider MSSB and CPWM to be a "processing office" for the purpose of receiving requests and contributions as described above. This means that we will process your request on the same business day it is received ("same day processing") by MSSB or CPWM. After receiving your contribution, together with all required information and documents, from you, MSSB or CPWM must deliver them to us in accordance with our processing arrangements with MSSB or CPWM.

Same day processing may not be available for all transactions or in every state. These transactions include:

o Initial or subsequent contributions to the Guaranteed benefit account value (for Retirement Cornerstone(SM) Series contracts only), and

o Initial or subsequent contributions to Option B (Accumulator(R) Series contracts only)

We will not process these transactions until the business day on which MSSB or CPWM transmits your request and all required items to us. This may be a different business day than the business day on which MSSB or CPWM received your request and all required items.

MSSB or CPWM may establish a "closing time" under our same day processing arrangement that is earlier than the end of our business day. Any such earlier closing time may be established without prior notice to you. Also, while we are generally open on the same business days as MSSB and CPWM, if we are not open, same day processing will not apply.

We, MSSB or CPWM may change or discontinue these arrangements at any time without prior notice. If you are no longer a client of MSSB or CPWM and move your contract to a different firm, the above procedures will no longer apply, although we may have similar arrangements with your new firm.

You may always make subsequent contributions under your contract by any other method described in the Prospectus for your contract, as supplemented from time to time. All requests and contributions are subject to acceptance.


IM-09-59 (3/10)                                                  142502 (3/10)
RC and Acc. 9.0/NB                                                      x03083

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YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If you reside in the state of California and you are age 60 and older at the time the contract is issued, you may return your variable annuity contract within 30 days from the date that you receive it and receive a refund as described below. This is also referred to as the "free look" period.

You will instruct your financial professional as to how your initial contribution and any subsequent contributions should be treated for the purpose of maintaining your free look right under the contract.

     o You may choose to immediately allocate your contributions to one or more of the variable investment options. In the event you choose to exercise your free look right under the contract, you will receive a refund as described in the Prospectus.

     o You may also choose "return of contribution" free look treatment of your contract. If chosen, we will allocate your entire contribution and any subsequent contributions made during the 40 day period following the Contract Date, to the EQ/Money Market investment option. For this period only, we will waive the EQ/Money Market allocation limitations. In the event you choose to exercise your free look right under the contract, you will receive a refund equal to your contributions.

If you choose the "return of contribution" free look treatment and your contract is still in effect on the 40th day (or next Business Day) following the Contract Date, we will automatically reallocate your account value to the investment options chosen on your request.

Any transfers made prior to the expiration of the 30 day free look will terminate your right to "return of contribution" treatment in the event you choose to exercise your free look right under the contract. Any transfer made prior to the 40th day following the Contract Date will cancel the automatic reallocation on the 40th day (or next Business Day) following the Contract Date described above. If you do not want AXA Equitable to perform this scheduled one-time reallocation, you must call one of our customer service representatives at 1 (800) 789-7771 before the 40th day following the Contract Date to cancel.

+ Citi Personal Wealth Management (CPWM), is a business of Citigroup, Inc, which offers securities through Citigroup Global Markets Inc. ("CGMI").

Retirement Cornerstone(SM) Series is issued by and is a service mark of AXA
               Equitable Life Insurance Company (AXA Equitable).
Retirement Cornerstone Series CP(SM) is a service mark of AXA Equitable.
                Accumulator(R) is issued by and is a registered service mark of AXA Equitable. Accumulator(R), Accumulator(R) Plus(SM),
          Accumulator(R) Select(SM), and Accumulator(R) Elite(SM) are
                        service marks of AXA Equitable.
Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC. 1290
                            Avenue of the Americas,
                              New York, NY 10104.

   Copyright 2010 AXA Equitable Life Insurance Company. All rights reserved.

                      AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104
                                 (212) 554-1234

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